Annual Meeting of Stockholders April 24, 2014 Exhibit 99.1

Forward Looking Statements
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Certain statements contained herein are "forward-looking statements" within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may,"
"will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Provident Financial
Services, Inc. (the “Company”) operates, competitive products and pricing, fiscal and monetary policies of the U.S.
Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company also advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors”
section of our Annual Report on Form 10-K for the year ended December 31, 2013.

3 Superior Markets Consistent Performance Valuable Deposit Franchise Proven Asset Generator Capable Risk Manager Shareholder Focused

A look back: 175 years of commitment you can count on

Company Highlights
New Jersey’s oldest state chartered bank
Over 75 branch offices
Wealth Management and Trust Administration Services
Well capitalized under current regulatory standards
Eleven year history of quarterly cash dividends to stockholders
No TARP
No dilutive stock offerings
No bulk NPA sales or debt restructurings
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Total Stockholders’ Return One-year Total Return Three-year Total Return

12/13/10 12/31/11 12/31/12 12/31/13 Enhancing Shareholder Value $0.88 $1.01 $1.18 $1.23 Earnings per Share 12% CAGR $9.47 $9.87 $10.40 $10.92 TBV per Share 5% CAGR

$30.9M $30.9M
$50.1M $50.1M
$38.2M $38.2M
10% CAGR
$13.19  Average $13.19  Average
Cost per Share Cost per Share
Enhancing Shareholder Value
Regular Dividends
$26.8
Regular Dividends
$28.7
Regular Dividends
$32.2
Special Dividend
$12.0
Stock Repurchases
$4.1
Stock Repurchases
Stock Repurchases
$5.9
$-
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
2011 2012 2013
$9.4
Return of Capital

Increasing Profitability
(*in millions)
$49.7
$57.3
$67.3
$70.5
0.73%
0.83%
0.94%
0.97%
$-
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
0.50%
0.60%
0.70%
0.80%
0.90%
1.00%
1.10%
12/31/10 12/31/11 12/31/12 12/31/13
Net Income* ROAA

Increasing Profitability 8.97% 9.81% 10.88% 11.04% 5.46% 6.09% 6.88% 7.08% 12/31/10 12/31/11 12/31/12 12/31/13 ROATE ROAE

Consistent Growth

Changing Loan Mix
Commercial Types: 56%
Commercial Types: 66%
Retail Types: 44% Retail Types: 34%
Residential
31%
CRE
27%
Multifamily
9%
Construction
3%
C&I
17%
Consumer
13%
2010
Residential
23%
CRE
27%
Multifamily
18%
Construction
4%
C&I
18%
Consumer
11%
2013

Average Earning Asset Funding Interest Bearing Core 55% Non-Int Bearing 13% Time 14% Borrowings 14% Equity 4% 2013 Interest Bearing Core 49% Non-Int Bearing 9% Time 23% Borrowings 16% Equity 3% 2010

Deposit Mix Interest Bearing Core 68% $3.5B Non-Int Bearing 17% $865M Time 16% $806M 2013 Interest Bearing Core 63% $3.1B Non-Int Bearing 11% $548M Time 26% $1.3B 2010

Average Non-interest Demand Deposit Growth $528.1 $605.8 $743.1 $839.3 12/31/2010 12/31/2011 12/31/2012 12/31/2013

Asset Quality 5 Quarter Trend $111,463 $111,250 $102,575 $88,865 $82,166 1.53% 1.55% 1.41% 1.21% 1.10% 4 Q 2012 1 Q 2013 2Q 2013 3Q 2013 4Q 2013 NPAs NPAs/Assets

Provident Consolidated
Bank PFS
Tangible Common Equity * 9.18%
Tier 1 Leverage 8.34% 9.42%
Tier 1 Risk-Based Capital 11.42% 12.89%
Total Risk-Based Capital 12.67% 14.14%
Capital Ratios – 12/31/13
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* Not meaningful

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Company Description
Financial Summary ($ in millions) F/Y/E  2013
Team Capital Bank is a Pennsylvania state-chartered
savings bank
Organized by regional segments / lending teams, which
include: Lehigh Valley, Bucks County and New Jersey
12 branches: Lehigh Valley (3), Bucks (2) and New Jersey
(7)
-
Experienced commercial lending teams with
approximately 15 loan officers
Focus on small business and middle market accounts
that are underserved by larger banks
Overview of Team Capital
Assets $944
Net Loans $603
Deposits $727
Tangible Common Equity $70
ROAA 0.68%
ROACE 9.1%
NPAs / Assets 0.38%
NPAs / Loans + OREO 0.60%

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